       [GRAPHIC]

       Smith Barney
       Arizona
       Municipals
       Fund Inc.

       ------------------
       SEMI-ANNUAL REPORT
       ------------------

       November 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Arizona
Municipals
Fund Inc.

[PHOTO]
Heath B. McLendon
Chairman

[PHOTO]
Lawrence T. McDermott
Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the period ended November 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the period ended November 30, 1998, the Class A shares of the Arizona Municipals Fund posted a total return of 3.28%. In comparison, the average for Arizona tax-exempt funds was 3.25% for the same period according to Lipper Inc. (Lipper is a major independent fund tracking organization.) For performance information on the Fund's other share classes, please turn to page four.

During the period covered by this report, the Fund distributed income dividends totaling $0.25 and capital gains of $0.13 per Class A share. Based on its net asset value ("NAV") of $10.50 as of November 30, 1998 and the current income dividend rate of $0.0415 per share, this equates to annualized distribution rate of 4.74%. For an Arizona State resident in the combined federal and state tax bracket of 39.58%, the tax-free yield of 4.74% is equivalent to a taxable yield of 7.85%. (This figure assumes an investor is in the 36% federal income tax bracket.)

Market and Economic Overview

With stock market volatility on the rise and anxiety about the global economy increasing in early fall, the Federal Reserve Board ("Fed") changed its monetary policy from one of vigilance against inflation to one of combating deflation during the period under review. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.)


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      1

The bond markets have been impacted by numerous significant events this past year including the turmoil in many emerging markets, Russia's default and the release of a large number of conflicting economic statistics. A key turning point for the markets took place on October 17, 1998, when Fed Chairman Greenspan announced that the federal funds and discount rates would both be cut by 25 basis points. (A basis point is the equivalent of 1/100 of 1%. The federal-funds rate is an overnight bank lending rate that is a benchmark for other short-term interest rates.) This was the third rate cut by the Fed in recent months and the changes in the capital markets after this rate cut were significant.

The prices of many U.S. stocks have gone up and liquidity in many sectors of the bond market has improved dramatically. As investors turned away from U.S. Treasuries, which are the most liquid and least risky of all bonds, their yields went back up sharply. For example, the yield on the 30-year Treasury Bond increased by more than 65 basis points from October 5, 1998 through November 6, 1998. And just as other types of bonds had underperformed as U.S. Treasury rates declined, they outperformed as Treasury rates rebounded.

For example, while 30-year Treasury Bond yields went up by about 50 basis points from October 1, 1998 through November 5, 1998, long-term municipal bond yields went up by only roughly 20-23 basis points. Despite these differences, we still believe municipal bonds are attractively priced in comparison with taxable bonds.

Heavy new issuance of municipal bonds combined with modest demand for tax-exempt income are the main reasons why municipal bonds are so inexpensive now on a historical basis. New investments into bond funds has been low, the demand for municipal bonds from property and casualty companies has been moderate and many individual investors have remained on the sidelines because of the stock market's recent strong rebound.

Arizona Economic Highlights

Arizona's economy remains vibrant and the Grand Canyon State took the crown from Nevada as the leading state for job creation this past year. And while Arizona's economic growth is expected to slow down somewhat in 1999, overall employment in the state is still anticipated to grow by 3.5%, or roughly 72,200 new jobs.

Moreover, personal income in Arizona could rise by as much as 6.8% in 1999, a very positive development since this is one area where Arizona has traditionally lagged. Commercial and residential housing growth remains in balance, a rare occurrence at this late stage in the business cycle. While manufacturing job growth has gone down in Arizona, high technology companies continue to expand their presence in the state, which has helped to further diversify Arizona's economy.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

Fund's Investment Strategy

The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital. The Fund invests primarily in investment-grade municipal securities.

Over the period covered by this report, the Fund continued to focus on high-quality issues and remained broadly diversified across various sectors. As of November 30, 1998, 90% of the Fund's holdings were rated investment grade. In addition, roughly 53% of the Fund's portfolio was invested in AAA-rated bonds, the highest rating. At the end of the reporting period, the Fund's average weighted maturity was roughly 20 years. As of November 30, 1998, the Fund's largest holdings are concentrated in general obligation bonds (21.0%), industrial development revenue bonds (16.0%) and hospital bonds (14.7%).

Municipal Bond Market Outlook

During 1998, the performance of the U.S. economy has helped to propel state tax collections higher and add to their strong fiscal positions. As previously noted, the volume of new municipal issues remains heavy as attractive low interest rates continue to provide an incentive for state and local governments to refinance older, high interest rate debt. On the other hand, demand for tax-exempt income remains modest. Given this strong supply and moderate demand, it is not surprising that municipal bonds are inexpensive by historical standards. Yet, at current yield levels, we believe municipal bonds make sense for many investors.

Going forward, we are optimistic about the attractiveness of the tax-exempt bond market. And while we expect no more Fed policy moves for the remainder of the year, we believe that the Fed may lower rates again in the first half of 1999 if the U.S. economy remains sluggish.

In closing, thank you for your investment in the Smith Barney Arizona Municipals Fund Inc. We look forward to helping you achieve your investment goals.

Sincerely,


/s/ Heath B. McLendon       /s/ Lawrence T. McDermott

Heath B. McLendon           Lawrence T. McDermott
Chairman                    Vice President and
                            Investment Officer

December 17, 1998


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                 Net Asset Value
              --------------------
              Beginning     End      Income    Capital Gain              Total
Period Ended  of Period  of Period  Dividends  Distributions  Capital  Returns(1)
================================================================================
11/30/98       $10.54     $10.50      $0.25        $0.13       $0.00     3.28%+
--------------------------------------------------------------------------------
5/31/98         10.21      10.54       0.52         0.05        0.00     9.00
--------------------------------------------------------------------------------
5/31/97          9.95      10.21       0.53         0.00        0.00     8.06
--------------------------------------------------------------------------------
5/31/96         10.09       9.95       0.52         0.00        0.00     3.82
--------------------------------------------------------------------------------
5/31/95          9.82      10.09       0.54         0.06        0.00     9.38
--------------------------------------------------------------------------------
5/31/94         10.40       9.82       0.53         0.21        0.00     1.33
--------------------------------------------------------------------------------
5/31/93          9.84      10.40       0.57         0.08        0.02    12.92
--------------------------------------------------------------------------------
5/31/92          9.63       9.84       0.60         0.06        0.04     9.86
--------------------------------------------------------------------------------
5/31/91          9.49       9.63       0.68         0.00        0.00     8.92
--------------------------------------------------------------------------------
5/31/90          9.66       9.49       0.71         0.05        0.00     6.31
--------------------------------------------------------------------------------
5/31/89          9.22       9.66       0.69         0.00        0.00    12.70
================================================================================
Total                                 $6.14        $0.64       $0.06
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End      Income    Capital Gain              Total
Period Ended         of Period  of Period  Dividends  Distributions  Capital  Returns(1)
========================================================================================
11/30/98              $10.54     $10.49      $0.22        $0.13       $0.00     2.92%+
----------------------------------------------------------------------------------------
5/31/98                10.21      10.54       0.47         0.05        0.00     8.46
----------------------------------------------------------------------------------------
5/31/97                 9.95      10.21       0.48         0.00        0.00     7.53
----------------------------------------------------------------------------------------
5/31/96                10.09       9.95       0.47         0.00        0.00     3.30
----------------------------------------------------------------------------------------
5/31/95                 9.82      10.09       0.49         0.06        0.00     8.78
----------------------------------------------------------------------------------------
5/31/94                10.40       9.82       0.49         0.21        0.00     0.84
----------------------------------------------------------------------------------------
Inception*- 5/31/93     9.97      10.40       0.29         0.08        0.01     8.31+
========================================================================================
Total                                        $2.91        $0.53       $0.01
========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End      Income    Capital Gain             Total
Period Ended         of Period  of Period  Dividends  Distributions  Capital  Returns(1)
========================================================================================
11/30/98              $10.53     $10.49      $0.22        $0.13       $0.00     2.99%+
----------------------------------------------------------------------------------------
5/31/98                10.21      10.53       0.47         0.05        0.00     8.30
----------------------------------------------------------------------------------------
5/31/97                 9.95      10.21       0.47         0.00        0.00     7.49
----------------------------------------------------------------------------------------
5/31/96                10.09       9.95       0.47         0.00        0.00     3.26
----------------------------------------------------------------------------------------
Inception*- 5/31/95     9.28      10.09       0.23         0.06        0.00    12.10+
========================================================================================
Total                                        $1.86        $0.24       $0.00
========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
                                                    ----------------------------
                                                    Class A   Class B Class L(2)
================================================================================
Six Months Ended 11/30/98+                           3.28%      2.92%     2.99%
--------------------------------------------------------------------------------
Year Ended 11/30/98                                  7.05       6.40      6.34
--------------------------------------------------------------------------------
Five Years Ended 11/30/98                            6.04       5.48       N/A
--------------------------------------------------------------------------------
Ten Years Ended 11/30/98                             7.97        N/A       N/A
--------------------------------------------------------------------------------
Inception* through 11/30/98                          7.58       6.59      8.58
================================================================================

                                                         With Sales Charge(3)
                                                    ----------------------------
                                                    Class A   Class B Class L(2)
================================================================================
Six Months Ended 11/30/98+                          (0.86)%    (1.56)%    0.94%
--------------------------------------------------------------------------------
Year Ended 11/30/98                                  2.80       1.90      4.24
--------------------------------------------------------------------------------
Five Years Ended 11/30/98                            5.18       5.31       N/A
--------------------------------------------------------------------------------
Ten Years Ended 11/30/98                             7.53        N/A       N/A
--------------------------------------------------------------------------------
Inception* through 11/30/98                          7.20       6.59      8.32
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (11/30/88 through 11/30/98)                             115.22%
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/98)                            47.29
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/98)(2)                         38.77
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                  Smith Barney Arizona Municipals Fund Inc. vs.
                  the Lehman Brothers Municipal Bond Index and
                     Lipper Arizona Municipal Fund Average+
           --------------------------------------------------------

                         November 1988 - November 1998

                                    [GRAPHIC]

       Smith Barney Arizona Municipals Fund Inc.  Lehman Brothers Municipal Bond Index  Lipper Arizona Peer Group Average
11/88                 9,601                                    10,000                               10,000
05/89                10,277                                    10,627                               10,696
05/90                10,925                                    11,405                               11,334
05/91                11,900                                    12,555                               12,301
05/92                13,073                                    13,788                               13,536
05/93                14,762                                    15,437                               15,233
05/94                14,958                                    15,819                               15,477
05/95                16,360                                    17,261                               16,870
05/96                16,985                                    18,050                               17,467
05/97                18,355                                    19,544                               18,826
05/98                20,007                                    21,378                               20,469
11/98                20,663                                    22,199                               21,135

+ Hypothetical illustration of $10,000 invested in Class A shares on November 30, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1998. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Lipper Arizona Municipal Fund Average is composed of the Fund's peer group of mutual funds (39 funds as of November 30, 1998). The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1998
--------------------------------------------------------------------------------

Industry Breakdown

                                  [PIE CHART]

                          9.5%   Housing
                         16.0%   Industrial Development
                          2.6%   Life Care Systems
                          5.6%   Miscellaneous
                          5.0%   Pollution Control
                         10.5%   Transportation
                         14.7%   Hospitals
                         21.0%   General Obligation
                          5.5%   Education
                          3.9%   Water and Sewer
                          5.7%   Utility

Summary of Investments by Combined Ratings

                               Standard &          Percentage of
   Moody's        and/or         Poor's          Total Investments
------------------------------------------------------------------
     Aaa                           AAA                  52.6%
     Aa                            AA                   18.5
      A                             A                   12.4
     Baa                           BBB                   6.6*
      B                             B                    1.4
     NR                            NR                    8.5
                                                       -----
                                                       100.0%
                                                       =====

* 0.7% of investments were rated by Fitch Investors Services, Inc.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            November 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING(a)              SECURITY                                             VALUE
================================================================================================
Education -- 5.5%
  $1,000,000    AAA  Maricopa County School District No. 40,
                        Glendale School Improvement, AMBAC-Insured,
                        6.300% due 7/1/11                                             $1,127,500
   1,000,000    AA   Maricopa County Unified High School District No. 210,
                        (Phoenix Project), Series B, 5.375% due 7/1/13                 1,056,250
     500,000    AAA  Pinal County School District No. 43,
                        Series A, FGIC-Insured, 5.850% due 7/1/15                        546,875
   1,000,000    AAA  Tempe Unified High School District No. 213,
                        Temporary School Improvement, FGIC-Insured,
                        (Partially Pre-Refunded to 7/1/04 Call @ 101),
                        6.000% due 7/1/10                                              1,093,750
------------------------------------------------------------------------------------------------
                                                                                       3,824,375
------------------------------------------------------------------------------------------------
General Obligation -- 21.0%
     520,000    AAA  Arizona State COP, AMBAC-Insured,
                        6.250% due 9/1/10                                                567,450
     250,000    AAA  Arizona State Municipal Financing Program, COP,
                        Series 20, BIG-Insured, (Escrowed to Maturity with
                        U.S. government securities), 7.625% due 8/1/06                   293,125
   1,000,000    AAA  Maricopa County Elementary School District 68,
                        Alhambra, AMBAC-Insured, (Partially Pre-Refunded --
                        Escrowed with U.S. government securities to 7/1/03
                        Call @ 102), 5.625% due 7/1/13                                 1,062,500
                     Maricopa County GO:
                        School District. No. 8, Osborne Elementary:
   1,000,000    A          7.500% due 7/1/09                                           1,281,250
     600,000    AAA        FGIC-Insured, 5.875% due 7/1/14                               660,000
                        School District. No. 11, Peoria, MBIA-Insured,
                           (Unrefunded Balance):
     635,000    AAA            6.400% due 7/1/10                                         677,863
     500,000    AAA            7.000% due 7/1/10                                         541,250
     650,000    AAA     School District No. 14, (Creighton School Improvement
                           Project 1990), Series C, FGIC-Insured, (Partially
                           Escrowed to Maturity with U.S. government securities),
                           6.500% due 7/1/08                                             767,813
     635,000    AAA     School District No. 80, Chandler, FGIC-Insured, (Unrefunded
                           Balance), 5.800% due 7/1/12                                   687,387
     370,000    AAA     School District No. 216, FGIC-Insured, (Unrefunded Balance),
                           6.700% due 7/1/11                                             389,887
   1,000,000    AAA  Mesa GO, FGIC-Insured, 5.000% due 7/1/18                          1,002,500
   1,400,000    AA+  Phoenix GO, Refunding, Series A, 6.250% due 7/1/17                1,655,500
   1,000,000    AAA  Pima County GO, Unified School District No. 1, Tucson,
                        FGIC-Insured, 7.500% due 7/1/10                                1,286,250
                     Puerto Rico Commonwealth GO, Capital Appreciation,
                        Public Improvement:
   3,800,000    A          Zero coupon to yield 4.950% due 7/1/17                      1,491,500
   5,000,000    A          Zero coupon to yield 4.950% due 7/1/18(b)                   1,856,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 November 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING(a)              SECURITY                                              VALUE
==================================================================================================
General Obligation -- 21.0% (continued)
$    500,000    A    Scottsdale Mountain Communication Facilities, GO,
                        District No. 3, Series A, 6.200% due 7/1/17                    $   524,375
--------------------------------------------------------------------------------------------------
                                                                                        14,744,900
--------------------------------------------------------------------------------------------------
Hospitals -- 14.7%
   1,500,000    AAA  Maricopa County Hospital District No. 1,
                        AMBAC-Insured, 5.000% due 6/1/21                                 1,498,125
                     Maricopa County Hospital Revenue, Sun Health Corp.:
   1,500,000    BBB     5.900% due 4/1/09                                                1,629,375
   1,000,000    BBB     6.125% due 4/1/18                                                1,082,500
   1,250,000    A    Maricopa County IDA, Catholic Healthcare West Project,
                        Series A, 5.000% due 7/1/21                                      1,218,750
   2,000,000    AA+  Maricopa County IDA, Hospital Revenue, Mayo Clinic,
                        5.250% due 11/15/37                                              2,017,500
     500,000    AAA  Maricopa County IDA, Hospital Revenue, Series A, Samaritan
                        Health Services, MBIA-Insured, 7.000% due 12/1/16                  626,250
   1,000,000    AAA  Mohave County IDA, Hospital Systems Revenue,
                        Baptist Hospital, MBIA-Insured, 5.700% due 9/1/15                1,085,000
   1,070,000    AAA  Phoenix IDA, Hospital Revenue, John C. Lincoln Hospital,
                        FSA-Insured, 5.400% due 12/1/10                                  1,158,275
--------------------------------------------------------------------------------------------------
                                                                                        10,315,775
--------------------------------------------------------------------------------------------------
Housing -- 9.5%
   2,125,000    NR   Maricopa County IDA, Multi-Family Housing Revenue,
                        (Stanford Court Apartments), Series B, 6.250% due 7/1/18         2,132,969
                     Phoenix IDA:
     650,000    AAA     Mortgage Revenue, (Chris Ridge Village Project), FHA-Insured,
                           6.750% due 11/1/12                                              689,000
   1,000,000    AA      Multi-Family Housing Revenue, Woodstone & Silver Springs,
                           6.250% due 4/1/23                                             1,061,250
     390,000    AAA     Single-Family Mortgage Revenue, GNMA/FNMA/FHLMC-
                           Collateralized, 6.300% due 12/1/12(c)                           418,275
                     Pima County IDA, Multi-Family Housing Revenue:
     465,000    AA      Rancho Mirage Project, 7.050% due 4/1/22(c)                        487,669
     880,000    AAA     Single-Family Mortgage Revenue, GNMA-Collateralized,
                           6.750% due 11/1/27(c)                                           941,600
     640,000    AAA     Single-Family Mortgage Revenue, Series A,
                           GNMA/FNMA/FHLMC-Collateralized, 6.250% due 11/1/30(c)           680,000
     245,000    AAA  Sierra Vista IDA, Multi-Family Housing,
                        (Steppes Apartment Project), FNMA-Collateralized,
                        7.125% due 12/1/10                                                 245,801
--------------------------------------------------------------------------------------------------
                                                                                         6,656,564
--------------------------------------------------------------------------------------------------
Industrial Development -- 16.0%
   1,000,000    NR   Flagstaff IDA, Living Community Revenue, (Northern
                        Community Project), 6.200% due 9/1/28                              995,000
     900,000    AAA  Glendale Municipal Property Corp., IDA,
                        MBIA-Insured, 7.000% due 7/1/09                                    926,073

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                      9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 November 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING(a)              SECURITY                                           VALUE
==============================================================================================
Industrial Development -- 16.0% (continued)
$  1,800,000    AAA  Maricopa County IDA, Series A, Multi-Family Housing Revenue,
                        Mortgage Loan, FHA-Insured, 5.900% due 7/1/24              $ 1,874,250
   1,000,000    AA-  Mohave County IDA, (Citizens Utility Project),
                        Series B, 7.050% due 8/1/20(b)                               1,051,250
     750,000    NR   Navajo County IDA, IDR, 7.400% due 4/1/26(c)                      839,062
                     Pima County IDA, Industrial Revenue Refunding:
     775,000    AAA     FSA-Insured, 7.250% due 7/15/10                                865,094
   1,000,000    B       Tucson Electric Power Co. Project, Series B,
                           6.000% due 9/1/29(b)                                      1,011,250
                     Tempe IDA, Friendship Village Refunding, Series A:
     350,000    NR      6.200% due 12/1/03                                             355,687
     250,000    NR      6.250% due 12/1/04                                             253,750
   1,000,000    AA   Tucson COP, 6.375% due 7/1/09                                   1,091,250
     890,000    AAA  Tucson Local Development Finance Corp., Lease Revenue,
                        FGIC-Insured, (Unrefunded Balance), 6.250% due 7/1/12          968,988
   1,000,000    AA-  Yavapai County IDA, (Citizens Utilities Co. Project),
                        5.450% due 6/1/33(c)                                         1,016,250
----------------------------------------------------------------------------------------------
                                                                                    11,247,904
----------------------------------------------------------------------------------------------
Life Care Systems -- 2.6%
     379,000    NR   Peoria IDA, (Sierra Winds Life Care Project),
                        6.500% due 11/1/17                                             379,000
   1,375,000    AAA  Phoenix IDA, Christian Care, FHA/MBIA-Insured,
                        6.000% due 7/1/20                                            1,476,406
----------------------------------------------------------------------------------------------
                                                                                     1,855,406
----------------------------------------------------------------------------------------------
Miscellaneous -- 5.6%
     750,000    Aa*  Arizona Student Loan Revenue Acquisition Authority,
                        Series B, 6.600% due 5/1/10(c)                                 808,125
     500,000    AAA  Casa Grande Excise Tax Revenue, FGIC-Insured,
                        6.200% due 4/1/15                                              551,250
   1,250,000    AA+  Phoenix Civic Improvement Corp., (New City Hall Project),
                        5.100% due 7/1/28                                            1,254,687
     400,000    A+   Phoenix Special Assignment, Central Avenue
                        Improvement District, 7.000% due 1/1/06                        405,044
                     Sierra Vista Municipal Property Corp., AMBAC-Insured:
     355,000    AAA     6.000% due 1/1/11                                              389,169
     500,000    AAA     6.150% due 1/1/15                                              551,250
----------------------------------------------------------------------------------------------
                                                                                     3,959,525
----------------------------------------------------------------------------------------------
Pollution Control -- 5.0%
                     Coconino County Pollution Control Corp. Revenue Refunding:
   1,000,000    A-      Arizona Public Service Co., Series A, 5.875% due 8/15/28     1,040,000
                        Nevada Power Co:
     500,000    BBB++      Series E, 5.350% due 10/1/22                                498,750
   1,000,000    BBB-       6.375% due 10/1/36(c)                                     1,087,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 November 30, 1998
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING(a)              SECURITY                                           VALUE
==============================================================================================
Pollution Control -- 5.0% (continued)
$    850,000    A-   Navajo County PCR, Arizona Public Service Co., Series A,
                        5.875% due 8/15/28                                         $   884,000
----------------------------------------------------------------------------------------------
                                                                                     3,510,250
----------------------------------------------------------------------------------------------
Transportation -- 10.5%
   3,500,000    AAA  Phoenix Civic Improvement Corp., (Airport Revenue),
                        FSA-Insured, Series A, 5.000% due 7/1/25                     3,500,000
   9,500,000    AAA  Puerto Rico Commonwealth Highway & Transportation Authority,
                        Transportation Revenue, Series A, AMBAC-Insured,
                        zero coupon to yield 5.050% due 7/1/17                       3,871,250
----------------------------------------------------------------------------------------------
                                                                                     7,371,250
----------------------------------------------------------------------------------------------
Utility -- 5.7%
   1,000,000    AAA  Maricopa County IDA, Water System Revenue, Chaparral
                        Water Co., Series A, AMBAC-Insured, 5.400% due 12/1/2(c)     1,031,250
   1,200,000    AAA  Phoenix Civic Improvement Corp., Water Systems Revenue,
                        FGIC-Insured, 5.000% due 7/1/19                              1,206,000
     250,000    BBB  Prescott Valley Improvement District,
                        Sewer Collection System, Roadway Repair,
                        7.900% due 1/1/12                                              283,438
   1,500,000    AA   Salt River Agricultural Project, Series A, 5.000% due 1/1/20    1,505,625
----------------------------------------------------------------------------------------------
                                                                                     4,026,313
----------------------------------------------------------------------------------------------
Water and Sewer -- 3.9%
   1,000,000    AAA  Chandler Water and Sewer Revenue Refunding,
                        FGIC-Insured, 6.250% due 7/1/13                              1,091,250
   1,000,000    NR   Gilbert Wastewater Systems Revenue,
                        6.875% due 4/1/16                                           1,038,750
                     Sedona Wastewater Municipal Property Corp., Excise Tax
                        Revenue, Capital Appreciation, MBIA-Insured:
   1,000,000    AAA        Zero coupon to yield 5.240% due 7/1/23                      292,500
   1,000,000    AAA        Zero coupon to yield 5.240% due 7/1/24                      278,750
----------------------------------------------------------------------------------------------
                                                                                     2,701,250
----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $66,573,792**)                                        $70,213,512
==============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*) or a double dagger (++), which are rated by Moody's Investor Service, Inc. and Fitch Investor Services, Inc., respectively.
(b)   Security segregated by Custodian for open purchase commitments.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     11

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B     -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investor Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Investor Services, Inc. ("Fitch") --Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A     -- Bonds which are rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

BBB    -- Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG   --  Association of Bay Area Governments
AIG    --  American International Guaranty
AMBAC  --  AMBAC Indemnity Corporation
BAN    --  Bond Anticipation Notes
BIG    --  Bond Investors Guaranty
CGIC   --  Capital Guaranty Insurance
CHFCLI --  California Health Facility Construction Loan Insurance
CONNIE
  LEE  --  College Construction Loan Insurance Association
COP    --  Certificate of Participation
EDA    --  Economic Development Authority
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
FHLMC  --  Federal Home Loan Mortgage Corporation
FLAIRS --  Floating Adjustable Interest Rate Securities
FNMA   --  Federal National Mortgage Association
FRTC   --  Floating Rate Trust Certificates
FSA    --  Financial Security Assurance
GIC    --  Guaranteed Investment Contract
GNMA   --  Government National Mortgage Association
GO     --  General Obligation
HDC    --  Housing Development Corporation
HFA    --  Housing Finance Authority
IDA    --  Industrial Development Authority
IDB    --  Industrial Development Board
IDR    --  Industrial Development Revenue
INFLOS --  Inverse Floaters Company
ISD    --  Independent School District
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance Corporation
MVRICS --  Municipal Variable Rate Inverse Coupon Security
PCR    --  Pollution Control Revenue
PSF    --  Permanent School Fund
RAN    --  Revenue Anticipation Notes
RIBS   --  Residual Interest Bonds
RITES  --  Residual Interest Tax-Exempt Securities
SYCC   --  Structured Yield Curve Certificate
TAN    --  Tax Anticipation Notes
TECP   --  Tax-Exempt Commercial Paper
TOB    --  Tender Option Bonds
TRAN   --  Tax and Revenue Anticipation Notes
VA     --  Veterans Administration
VRDD   --  Variable Rate Daily Demand
VRWE   --  Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $66,573,792)                        $70,213,512
  Cash                                                                   59,532
  Receivable for Fund shares sold                                        49,479
  Interest receivable                                                 1,203,078
-------------------------------------------------------------------------------
  Total Assets                                                       71,525,601
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    1,208,056
  Investment advisory fees payable                                       12,434
  Administration fees payable                                            18,652
  Distribution fees payable                                               7,637
  Accrued expenses                                                       51,571
-------------------------------------------------------------------------------
  Total Liabilities                                                   1,298,350
-------------------------------------------------------------------------------
Total Net Assets                                                    $70,227,251
===============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     6,691
  Capital paid in excess of par value                                66,680,337
  Overdistributed net investment income                                 (98,325)
  Accumulated net realized loss from security transactions               (1,172)
  Net unrealized appreciation of investments                          3,639,720
-------------------------------------------------------------------------------
Total Net Assets                                                    $70,227,251
===============================================================================
Shares Outstanding:
  Class A                                                             4,697,165
  -----------------------------------------------------------------------------
  Class B                                                             1,864,542
  -----------------------------------------------------------------------------
  Class L                                                               129,541
  -----------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                    $     10.50
  -----------------------------------------------------------------------------
  Class B*                                                          $     10.49
  -----------------------------------------------------------------------------
  Class L**                                                         $     10.49
  -----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value
      per share)                                                    $     10.94
-------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
      per share)                                                    $     10.60
===============================================================================
* Redemption price is NAV of Class B shares reduced by 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemtion price is NAV of Class L shares reduced by 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended November 30, 1998

INVESTMENT INCOME:
  Interest                                                           $ 1,900,097
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                             104,756
  Investment advisory fees (Note 4)                                      104,138
  Administration fees (Note 4)                                            69,425
  Audit and legal                                                         20,655
  Registration fees                                                       14,999
  Shareholder and system servicing fees                                   14,184
  Shareholder communications fees                                         13,364
  Directors' fees                                                          6,969
  Pricing service fees                                                     5,474
  Custody                                                                  2,083
  Other                                                                    2,145
--------------------------------------------------------------------------------
  Total Expenses                                                         358,192
--------------------------------------------------------------------------------
Net Investment Income                                                  1,541,905
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               14,129,985
    Cost of securities sold                                           13,702,098
--------------------------------------------------------------------------------
  Net Realized Gain                                                      427,887
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                3,489,828
    End of period                                                      3,639,720
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                149,892
--------------------------------------------------------------------------------
Net Gain on Investments                                                  577,779
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 2,119,684
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended November 30, 1998 (unaudited) and the Year Ended May 31, 1998

                                                      November 30,      May 31,
===============================================================================
OPERATIONS:
  Net investment income                               $ 1,541,905   $ 2,908,682
  Net realized gain                                       427,887       752,174
  Increase in net unrealized appreciation                 149,892     1,497,511
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations                2,119,684     5,158,367
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                (1,573,071)   (3,022,096)
  Net realized gains                                     (867,043)     (268,132)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (2,440,114)   (3,290,228)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                      5,415,180    13,482,281
  Net asset value of shares issued for                  1,459,954     1,888,919
    reinvestment of dividends
  Cost of shares reacquired                            (3,106,178)   (8,472,997)
-------------------------------------------------------------------------------
Increase in Net Assets From
  Fund Share Transactions                               3,768,956     6,898,203
-------------------------------------------------------------------------------
Increase in Net Assets                                  3,448,526     8,766,342
NET ASSETS:
  Beginning of period                                  66,778,725    58,012,383
-------------------------------------------------------------------------------
  End of period*                                      $70,227,251   $66,778,725
===============================================================================
* Includes overdistributed net investment income of:  $   (98,325)  $   (67,159)
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Investment Advisory Agreement, Administration Agreement And
   Affiliated Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.30% of average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Portfolio's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares, also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase. There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

For the six months ended November 30, 1998, SSB received sales charges of $50,000 and $6,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB for Class B shares were approximately $13,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the six months ended November 30, 1998, total Distribution Plan fees were:

                                                   Class A    Class B    Class L
================================================================================
Distribution Plan Fees                             $36,344    $64,588    $3,824
================================================================================

All officers and one Director of the Fund are employees of SSB.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Investments

During the six months ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $15,436,560
--------------------------------------------------------------------------------
Sales                                                                 14,129,985
================================================================================

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $3,714,903
Gross unrealized depreciation                                           (75,183)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $3,639,720
================================================================================

6. Capital Shares

At November 30, 1998, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At November 30, 1998, total paid-in capital amounted to the following for each class:

                                          Class A        Class B        Class L
================================================================================
Total Paid-in Capital                   $46,008,064    $19,356,588    $1,322,376
================================================================================


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                    Six Months Ended            Year Ended
                                    November 30, 1998          May 31, 1998
                                  --------------------     -------------------
                                  Shares        Amount     Shares       Amount
================================================================================
Class A
Shares sold                      338,368   $ 3,597,006    989,126   $10,375,485
Shares issued on reinvestment     98,726     1,040,988    124,423     1,301,820
Shares redeemed                 (121,199)   (1,283,037)  (384,350)   (4,020,356)
--------------------------------------------------------------------------------
Net Increase                     315,895   $ 3,354,957    729,199   $ 7,656,949
================================================================================
Class B
Shares sold                      120,469   $ 1,275,071    280,136   $ 2,930,544
Shares issued on reinvestment     37,208       391,877     52,631       550,361
Shares redeemed                 (164,890)   (1,743,385)  (408,288)   (4,266,089)
--------------------------------------------------------------------------------
Net Decrease                      (7,213)  $   (76,437)   (75,521)  $  (785,184)
================================================================================
Class L+
Shares sold                       51,426   $   543,103     16,759   $   176,252
Shares issued on reinvestment      2,572        27,089      3,514        36,738
Shares redeemed                   (7,556)      (79,756)   (17,801)     (186,552)
--------------------------------------------------------------------------------
Net Increase                      46,442   $   490,436      2,472   $    26,438
================================================================================
+   On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended May 31, except where noted:

Class A Shares                              1998(1)      1998      1997      1996      1995     1994(2)
======================================================================================================
Net Asset Value, Beginning of Period       $ 10.54     $ 10.21   $  9.95   $ 10.09   $  9.82   $ 10.40
------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                    0.25        0.50      0.53      0.53      0.54      0.54
  Net realized and unrealized gain (loss)     0.09        0.40      0.26     (0.15)     0.33     (0.38)
------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.34        0.90      0.79      0.38      0.87      0.16
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.25)      (0.52)    (0.53)    (0.52)    (0.54)    (0.53)
  Net realized gains                         (0.13)      (0.05)       --        --     (0.06)    (0.21)
------------------------------------------------------------------------------------------------------
Total Distributions                          (0.38)      (0.57)    (0.53)    (0.52)    (0.60)    (0.74)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 10.50     $ 10.54   $ 10.21   $  9.95   $ 10.09   $  9.82
------------------------------------------------------------------------------------------------------
Total Return                                  3.28%++     9.00%     8.06%     3.82%     9.38%     1.33%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $49,307     $46,183   $37,304   $40,917   $43,222   $44,552
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                 0.87%+      0.85%     0.88%     0.82%     0.82%     0.83%
  Net investment income                       4.60+       4.87      5.17      5.20      5.37      5.24
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         21%         42%       27%       22%       21%       49%
======================================================================================================

(1)   For the six months ended November 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) The investment adviser waived all or part of its fees for each of the three years ended May 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

              Per Share Decreases         Expense Ratios
           to Net Investment Income     Without Fee Waiver
           ------------------------     ------------------
              1996   1995   1994        1996   1995   1994
              ----   ----   ----        ----   ----   ----
             $0.02  $0.04  $0.02        0.99%  1.01%  1.05%

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended May 31, except where noted:

Class B Shares                               1998(1)      1998      1997      1996      1995     1994(2)
=======================================================================================================
Net Asset Value, Beginning of Period        $ 10.54     $ 10.21   $  9.95   $ 10.09   $  9.82   $ 10.40
-------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                     0.22        0.45      0.48      0.48      0.49      0.49
  Net realized and unrealized gain (loss)      0.08        0.40      0.26     (0.15)     0.33     (0.37)
-------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.30        0.85      0.74      0.33      0.82      0.12
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.22)      (0.47)    (0.48)    (0.47)    (0.49)    (0.49)
  Net realized gains                          (0.13)      (0.05)       --        --     (0.06)    (0.21)
-------------------------------------------------------------------------------------------------------
Total Distributions                           (0.35)      (0.52)    (0.48)    (0.47)    (0.55)    (0.70)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 10.49     $ 10.54   $ 10.21   $  9.95   $ 10.09   $  9.82
-------------------------------------------------------------------------------------------------------
Total Return                                   2.92%++     8.46%     7.53%     3.30%     8.78%     0.84%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $19,561     $19,721   $19,886   $22,369   $22,838   $19,306
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                  1.40%+      1.38%     1.39%     1.33%     1.33%     1.35%
  Net investment income                        4.07+       4.35      4.66      4.69      4.85      4.73
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          21%         42%       27%       22%       21%       49%
=======================================================================================================

(1)   For the six months ended November 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) The investment adviser waived all or part of its fees for each of the three years ended May 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

              Per Share Decreases           Expense Ratios
           to Net Investment Income       Without Fee Waiver
           ------------------------       ------------------
              1996   1995   1994          1996   1995   1994
              ----   ----   ----          ----   ----   ----
             $0.02  $0.03  $0.02          1.50%  1.52%  1.57%

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended May 31, except where noted:

Class L Shares(1)                          1998(2)     1998      1997    1996    1995(3)
=======================================================================================
Net Asset Value, Beginning of Period       $10.53     $10.21   $ 9.95   $10.09   $ 9.28
---------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                   0.22       0.45     0.47     0.48     0.24
  Net realized and unrealized gain (loss)    0.09       0.39     0.26    (0.15)    0.86
---------------------------------------------------------------------------------------
Total Income From Operations                 0.31       0.84     0.73     0.33     1.10
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.22)     (0.47)   (0.47)   (0.47)   (0.23)
  Net realized gains                        (0.13)     (0.05)    --       --      (0.06)
---------------------------------------------------------------------------------------
Total Distributions                         (0.35)     (0.52)   (0.47)   (0.47)   (0.29)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.49     $10.53   $10.21   $ 9.95   $10.09
---------------------------------------------------------------------------------------
Total Return                                 2.99%++    8.30%    7.49%    3.26%   12.10%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $1,359     $  875   $  822   $  554   $  386
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                1.43%+     1.42%    1.42%    1.39%    1.38%+
  Net investment income                      4.04+      4.30     4.63     4.63     4.81+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                        21%        42%      27%      22%      21%
=======================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the six months ended November 30, 1998 (unaudited).
(3)   For the period from December 8, 1994 (inception date) to May 31, 1995.
(4) The investment adviser waived all or part of its fees for the year ended May 31, 1996, and the period ended May 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

              Per Share Decreases           Expense Ratios
           to Net Investment Income       Without Fee Waiver
           ------------------------       ------------------
                1996      1995               1996      1995
                ----      ----               ----      ----
               $0.02     $0.01               1.56%     1.56%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Arizona Municipals Fund Inc.                                     23

                      [This page intentionally left blank]

                                                     SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Directors

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
and Administrator

Mutual Management Corp.


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney, Inc.

Smith Barney Arizona
Municipals Fund Inc.
388 Greenwich Street
New York, New York 10013

www.smithbarney.com


FD0820 1/99